Statement of Additional Information Supplement

June 22, 2020

Morgan Stanley Institutional Fund Trust

Supplement dated June 22, 2020 to the Morgan Stanley Institutional Fund Trust Statement of Additional Information dated January 28, 2020, as amended on March 26, 2020

Core Plus Fixed Income Portfolio

Corporate Bond Portfolio

Discovery Portfolio

Global Strategist Portfolio

High Yield Portfolio

Liquid Assets Prime Portfolio

Senior Loan Portfolio

Short Duration Income Portfolio

Strategic Income Portfolio

Ultra-Short Income Portfolio

Ultra-Short Municipal Income Portfolio

The following is hereby added at the end of the section of the Statement of Additional Information entitled "Investments and Risks—Market and Geopolitical Risk":

Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation.

In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a debt instrument or has a bank deposit with a negative interest rate, a Fund would generate a negative return on that investment.

In light of current market conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. During periods of very low or negative interest rates, a Fund's susceptibility to interest rate risk (i.e., the risks associated with changes in interest rates) may be magnified, its yield and income may be diminished and its performance may be adversely affected (e.g., during periods of very low or negative interest rates, the Fund may be unable to maintain positive returns). These levels of interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility and reduced liquidity, and may adversely affect a Fund's yield, income and performance. A negative interest rate environment could impact the Liquid Asset Prime Portfolio's ability to maintain a stable NAV per share at $1.00 and the Trustees may enact certain measures to seek to maintain a stable NAV per share at $1.00. See the "Offering Price" section for more details.

The following is hereby added after the eleventh paragraph of the section of the Statement of Additional Information entitled "Account Policies and Features—Valuation of Shares":

In the event of a negative interest rate environment, the net income of the Fund may fall below zero (i.e., become negative). If this occurs, the Trustees may enact certain measures to seek to maintain a stable NAV per share at $1.00. These measures may include the reduction or suspension of the issuance of dividends, the implementation of reverse distributions or periodic reverse share splits, as necessary in the Trustees' judgment, to seek to maintain a stable NAV per share at $1.00. In each case, measures taken by the Trustees in an effort to stabilize the NAV per share at $1.00 are subject to applicable law and the provisions of the Fund's organizational documents. Investments in the Fund are subject to the potential that the Trustees may enact such measures.

The Fund may also effect reverse distributions to offset the impact of the negative income on the Fund's NAV per share, thereby reducing the number of shares outstanding and maintaining a stable NAV per share at $1.00. In a reverse distribution, the number of shares would be reduced on a pro rata basis from each shareholder.

If there is a reverse share split, the number of shares of the Fund will decrease, on a pro rata basis, as necessary to reflect the negative income of the Fund and maintain a stable NAV per share at $1.00.

Depending on the specific measure(s) taken, these measures would result in shareholders not receiving a dividend, holding fewer shares of the Fund and/or experiencing a loss in the aggregate value of their investment in the Fund. There is no assurance that the Trustees will take such actions or that such measures will result in a stable NAV per share of $1.00.

The following is hereby added as the second paragraph of the section of the Statement of Additional Information entitled "Taxes—Additional Tax Considerations with respect to Liquid Assets Prime Portfolio":

If the Fund were to undergo a reverse stock split, effect a reverse distribution (see above), or undergo a similar transaction, such transaction is expected to be tax-free to Fund shareholders. Your total cost basis in your Fund shares would remain the same but per share basis would be slightly higher than before such transaction. Your holding period for the Fund shares received in the reverse stock split is expected to include the period during which you held the Fund shares surrendered in the reverse stock split. It is possible that a reverse distribution may be treated as a shareholder level investment expense incurred outside the Fund; if so treated, a shareholder may be unable to claim a current deduction or loss with respect to such expense. This description of the tax consequences of these potential transactions is not binding on the IRS.

Please retain this supplement for future reference.

Statement of Additional Information Supplement

June 22, 2020

Morgan Stanley Institutional Fund Trust

Supplement dated June 22, 2020 to the Morgan Stanley Institutional Fund Trust Statement of Additional Information dated January 28, 2020, as amended on March 26, 2020

High Yield Portfolio (Class IR)

The following is hereby added at the end of the section of the Statement of Additional Information entitled "Investments and Risks—Market and Geopolitical Risk":

Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation.

In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a debt instrument or has a bank deposit with a negative interest rate, a Fund would generate a negative return on that investment.

In light of current market conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. During periods of very low or negative interest rates, the Fund's susceptibility to interest rate risk (i.e., the risks associated with changes in interest rates) may be magnified, its yield and income may be diminished and its performance may be adversely affected (e.g., during periods of very low or negative interest rates, the Fund may be unable to maintain positive returns). These levels of interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility and reduced liquidity, and may adversely affect the Fund's yield, income and performance.

Please retain this supplement for future reference.